                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below have made, constituted and appointed, and by this instrument do make, constitute and appoint Jack Lief and Steven W. Spector, or either one of them, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments to this Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed at San Diego, California, this 15th day of March, 2002.

SIGNATURE                             TITLE
---------                             -----
/s/ Jack Lief                         President, Chief Executive Officer,
-----------------------------         and Director
Jack Lief

/s/ Robert Hoffman                    Vice President, Finance, and Principal
-----------------------------         Accounting Officer
Robert Hoffman

/s/ Dominic P. Behan                  Director
-----------------------------
Dominic P. Behan, Ph.D

/s/ Derek Chalmers, Ph.D.             Director
-----------------------------
Dominic P. Behan


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below have made, constituted and appointed, and by this instrument do make, constitute and appoint Jack Lief and Steven W. Spector, or either one of them, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments to this Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed at St. Louis, Missouri, this 15th day of March, 2002.

SIGNATURE                             TITLE
---------                             -----

/s/ John P. McAlister, III            Director
------------------------------
John P. McAlister, III, Ph.D.


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below have made, constituted and appointed, and by this instrument do make, constitute and appoint Jack Lief and Steven W. Spector, or either one of them, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments to this Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed at Munich, Germany, this 12th day of March, 2002.


SIGNATURE                             TITLE
---------                             -----

/s/ Michael Steinmetz                 Director
------------------------------
Michael Steinmetz, Ph.D.


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below have made, constituted and appointed, and by this instrument do make, constitute and appoint Jack Lief and Steven W. Spector, or either one of them, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments to this Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agent, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed at New York, New York, this 15th day of March, 2002.


SIGNATURE                             TITLE
---------                             -----

/s/ Stefan Ryser                      Director
------------------------
Stefan Ryser, Ph.D.
